PIERIS PHARMACEUTICALS SUPERIOR MEDICINES THROUGH EFFICIENT BIOLOGY CORPORATE PRESENTATION September 2022

Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward- looking statements. Such forward-looking statements include, among other things, the timing for initiation of clinical trials of PRS-220; whether PRS-220 will provide a clinical benefit in the treatment of IPF and PASC-related fibrosis; the receipt of royalty and/or milestone payments provided for in our collaboration agreements; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs; references to novel technologies and methods and our business and product development plans, including the Company's cash resources, the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, PRS-344/S095012, PRS-352/S095025, PRS-342/BOS-342, and PRS-400; our continued progress in the areas of co-stim bispecifics and inhaled therapeutics; the therapeutic potential of our Anticalin platform; the potential addressable market for our product candidates; and the advancement of and funding for our developmental programs generally. Actual results could differ from those projected in any forward- looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the U.S. Food and Drug Administration; competition in the industry in which we operate; delays or disruptions due to COVID-19 or geo-political issues, including the conflict in Ukraine; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s subsequent Quarterly Reports on Form 10-Q. 2

• Third asset expected to be in the clinic by year-end 2022 • All clinical assets are funded ~50% or more by partners or grants • Retained US or WW rights for each of the three clinical programs • Key updates for each of the three clinical programs in 2023 Executive Summary 3 • Protein therapeutics that exploit biology validated by mAbs yet are engineered for focused activity at disease locus • Clinical benefit, reduced side effects, increased convenience • Oral inhaled antagonists for respiratory disease • Locally activated immuno- oncology bispecifics • ~$200M since 2017 in upfronts, milestones and equity investments • Several co-developed and out-licensed programs • Demonstrated clinical activity for both focus areas Proven Discovery Platform Two Focus Areas Industry & Clinical Validation Value Proposition

Anticalin® Proteins as Therapeutic Modalities

A Novel Therapeutic Class with Favorable Drug-Like Properties

- **Human –** Derived from lipocalins (human extracellular binding proteins)
- **Small** – Monomeric, monovalent, small size (~18 kDa vs. ~150kDa mAbs)
- **Stable** – Inhalable delivery
- **Simple** – Bi/multispecific constructs
- **Proprietary** – Strong IP position on platform and derived products

Translational Science Expertise to Deploy Platform in Meaningful Way

- Immunology expertise underpins IO and respiratory focus
- A leader in 4-1BB and costim biology
- Patient stratification efforts for improved stratification and novel targets in, e.g., asthma


Target
Anticalin
Protein

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Two-fold Focus of Anticalin Platform Deployment Inhalable formulations to treat respiratory diseases locally 5 Bispecifics for local immune agonism to treat cancer Tumor cell Immune cell

Validating Partnerships & Non-Dilutive Capital 6 Number of Programs Cash to Date Cash Potential+ Three (all with co-dev)* $70.5M >$5B plus royalties Two $20M >$1.4B plus royalties Two (one co-dev program) ~$41M ~$220M plus royalties Three (one with U.S. copromotion option)** $35M $1.2B plus royalties One $10M ~$350M *As of July 2022, there were three programs, each with a co-dev/U.S. co-commercialization option ** Two active bispecific programs with a base option for an additional one +As of June 30, 2022

Combined Potential Advantages of Higher Specificity with Local Delivery 7 Efficacy & Safety Higher Specificity Local DeliverySystemic Delivery IV or SC Antibodies Oral Small Molecules Inhaled Small Molecules Inhaled Anticalin Proteins Lower Specificity

Respiratory Pipeline

Program	Target	Indication	Discovery	Preclinical	Phase 1	Phase 2	Partner
PRS-060/AZD1402*	IL4Rα	Asthma	Phase 2a fully sponsored by AZ; co-dev option				AstraZeneca
PRS-220	CTGF	IPF, PF-ILD, PASC-PF#	>50% grant-funded‡				
AstraZeneca Programs**	n.d.	n.d.					AstraZeneca
PRS-400	Jagged-1	n.d.					
Genentech (GENE1)	n.d.	n.d.					Genentech A Member of the Roche Group

#IPF - Idiopathic Pulmonary Fibrosis, PF-ILD - Progressive Fibrosing Interstitial Lung Diseases, PASC-PF - Post-Acute sequelae of SARS-CoV-2 infection (PASC) Pulmonary Fibrosis (PF)

‡~$17 million grant from the Bavarian government to evaluate PRS-220 in PASC-PF covers more than half of early-stage and phase 1 development costs of PRS-220

**Pieris has separate co-development and U.S. co-commercialization options on PRS-060/AZD1402*

***Pieris has separate co-development and U.S. co-commercialization options for the two additional programs partnered with AstraZeneca*

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PRS-060/AZD1402: Inhaled IL-4Rα Antagonist

Candidate	PRS-060/AZD1402
Function/MoA	Inhibiting IL4-Rα (disrupts IL-4 & IL-13 signaling)
Indications	Moderate-to-severe asthma
Development	Phase 2a in moderate asthmatics
Commercial Rights	Co-development and U.S. co-commercialization options with gross margin share or royalties



PRS-060/AZD1402

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PRS-060/AZD1402 Phase 2a Study

Part 1 (Safety)	**Participant Population:** Moderate asthmatics controlled on ICS/LABA **Primary Endpoint:** Safety and tolerability compared to placebo from baseline until follow-up (approximately 56 days) **Doses:** 1 mg (completed), 3 mg (completed), 10 mg (enrolling)
Part 2 (Efficacy)	**Participant Population:** Moderate uncontrolled asthmatics on ICS/LABA with blood EO count of ≥ 150 cells/μL and FeNO ≥ 25 ppb at screening **Primary Endpoint:** Improvement of FEV1 at four weeks relative to placebo **Doses*:** 1 mg (enrolling), 3 mg (enrolling)

Safety initiated Q1 2021; efficacy initiated Q1 2022

Dry powder formulation, administered b.i.d. over four weeks on top of standard-of-care therapy (medium or high dose ICS with LABA)

Study is sponsored, conducted, and funded by AstraZeneca



*1 mg dose cohort will cease enrolling with protocol amendments; 3 mg dose cohort will be the focus of the topline readout

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DPI Formulation of PRS-060/AZD1402 Passed Safety Review Safety review performed of the following (compared to placebo): Incidence of adverse events Changes in laboratory markers (immune biomarkers, clinical chemistry, and hematology) Forced expiratory volume in 1 second (FEV1) Pharmacokinetics Safety review successfully completed for two dose levels (1mg and 3mg), triggering efficacy portion of study for those same doses in participants with moderate asthma uncontrolled on medium dose ICS-LABA 31 moderate asthmatics controlled on standard-of-care therapy (medium dose ICS with LABA) were dosed twice daily over four weeks randomized across two dose levels and placebo (1:1:1) 11

Significant Market Opportunity in High EO Moderate-to-Severe Asthma 7.8M 19.0M U.S. EU5* 12 of moderate-to-severe asthmatics over 12 are uncontrolled of these patients have high EOs 52% 57% high EO patients2.6M *United Kingdom, Germany, France, Spain and Italy All numbers reflect 2022 estimates. Sources: Artisan Healthcare Consulting analysis (2022), including the following: CDC, Journal of Asthma and Allergy, The Journal of Allergy and Clinical Immunology, International Society of Pharmacoepidemiology of moderate-to-severe asthmatics over 12 are uncontrolled of these patients have high EOs 52% 57% high EO patients2.3M

Potential Large Market Opportunity in Moderate-to-Severe Asthma not Addressed by ICS/LABA before Injectable Biologics



1 2
3
4
5
INTERMITTENT AND MILD
MILD-TO-MODERATE
MODERATE-TO-SEVERE
SEVERE
ASTHMA CONTROLLERS
AS NEEDED LOW DOSE ICS-FORMOTEROL
LOW DOSE ICS-FORMOTEROL*
MED DOSE ICS-FORMOTEROL*
MED-HIGH DOSE ICS-FORMOTEROL*
AS NEEDED SABA WITH LOW DOSE ICS OR MAINTENANCE LOW DOSE ICS
LOW DOSE ICS-LABA*
MED-HIGH DOSE ICS-LABA*
MED-HIGH DOSE ICS-LABA*
LAMA
PRS-060/AZD1402
PRS-060/AZD1402 Intervention Points: Tx solution for uncontrolled pts
Anti-IgE, IL5, IL4/IL13
GINA: Track 1 (preferred)
GINA: Track 2
INHALED
INHALED
INJECTABLE BIOLOGIC
INHALED BIOLOGIC

*Maintenance dose

Global Initiative for Asthma (GINA) Steps (2021)

ICS = Inhaled corticosteroids
SABA= Short-acting β2 adrenergic receptor agonists
LABA = Long-acting β2 adrenergic receptor agonists
LAMA = Long-acting muscarinic antagonists

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Co-Development Options for PRS-060/AZD1402 PIRS Opt-in Decision Point Phase 2a Primary Endpoint: Improvement of FEV1 at 4 weeks relative to placebo Co-Dev Option Requirements: 30-day opt-in period triggered upon both completion of Phase 2a trial and notice by AZ (must include product development plan & budget) • 25% cost share with cost cap • Single digit up to high-teen royalties for product lifetime • Development milestones approximating 50% of development costs • Potential $3.5B+ in sales milestones • No opt-in & no cost sharing • Single digit up to mid-teen royalties for royalty term • Same development milestones as 25% option; up to $1.9B in sales milestones • 50% cost share without cost cap • Gross margin share percentage in mid-twenties for the product lifetime • Development milestones approximating two-thirds of 25% option Three Possible Options 14

PRS-220: Inhaled CTGF Antagonist PRS-220Candidate Inhibiting CTGF/CCN2Function/MoA IPF, PF-ILD and PASC-PF*Indications Entering phase 1 in healthy subjects this year Development Fully proprietaryCommercial Rights PRS-220 *IPF - Idiopathic Pulmonary Fibrosis *PF-ILD - Progressive Fibrosing Interstitial Lung Diseases *PASC-PF - Post-Acute sequelae of SARS-CoV-2 infection (PASC) Pulmonary Fibrosis (PF) 15

IPF: High Unmet Medical Need and Significant Commercial Opportunity 16 PF – a chronic lung disease: ultimately fatal lung disease of unknown cause characterized by progressive scarring of the interstitial lung tissue Significant need for well- tolerated and effective therapies 3 to 5 years 2 approved therapies nintedanib & pirfenidone providing modest benefit with significant side effects median survival from the time of diagnosis Hopkins, European Respiratory Journal, 2016 Adapted from Cameli, Frontiers in Molecular Biosciences, 2020 medical need current market in sales>$3B Martinez, Nature Rev Dis Primer, 2017

Inhaled Delivery of PRS-220: A Novel Approach to Modulate CTGF Biology with Best-in-Class Potential 17 More Efficient Target Saturation • Avoidance of systemic CTGF sink (in blood) • Significantly higher affinity with superior binding profile Increased Convenience • Local delivery to the site of the disease in the lung via inhalation • Increased concentration Superior Lung Biodistribution • Inhalation at home compared to regular visits to infusion centers for i.v. administrations Potential key points of differentiation of inhaled PRS-220 compared to systemically delivered CTGF antagonists:

PRS-400: An Inhaled JAG1 Antagonist

Candidate	PRS-400
Target	Jagged-1 (JAG1)
Function/MoA	Reducing mucus hypersecretion by blocking Jagged1/Notch signaling to reduce goblet cell metaplasia, hyperplasia and mucus plugging
Indications	Respiratory Diseases : COPD, CF, PCD, CRS, Bronchiectasis and Asthma*
Development	Lead Optimization
Commercial Rights	Fully proprietary

*__COPD__ - Chronic Obstructive Pulmonary Disease; **CF** - Cystic Fibrosis; **PCD** - Primary Ciliary Dyskinesia; **CRS** - Chronic Rhinosinusitis


Target
Anticalin Protein
Monocalin


Duocalin

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PRS-400 (anti-JAG1) Designed to Disrupt Master Regulator of Mucus Production Reversing Goblet Cell Metaplasia (GCM), Hyperplasia (GCH) and Mucus Plugging 19 Fritzsching et al., AJRCCM, 2015 Therapeutic Concept Goblet Cell Goblet Cell Metaplasia & Hyperplasia Mucus Plugging Regulate Differentiation of Basal Cells to Goblet Cells or Ciliated Cells JAG1/Notch PRS-400 is designed to block Jag1/Notch signaling, reversing, independent on stimulus, GCM, GCH and mucus plugging, as well as increasing number of ciliated cells

Immuno-Oncology Pipeline

Program	Target	Indication	Discovery	Preclinical	Phase 1	Phase 2	Partner
PRS-344/ S095012	4-1BB/PD-L1	n.d.	~50% co-dev cost share				SERVIER
PRS-352/ S095025	OX40/PD-L1	n.d.					SERVIER
Seagen programs‡	Co-stim Agonist	n.d.					Seagen
PRS-342/ BOS-342	4-1BB/GPC3	n.d.					BOSTON pharmaceuticals

‡ *Two active bispecific programs in collaboration with Seagen, with Pieris retaining a U.S. co-promotion option in one of the programs*

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4-1BB & The Advantages of Anticalin-based Bispecifics High-value target • 4-1BB activation can drive massive proliferation and improved cytotoxic profile of tumor-specific T cells • 4-1BB activation significantly increases mitochondrial load, improving metabolic fitness and overall survival of T cells • Pieris’ bispecifics are designed to efficiently activate 4-1BB on T cells and NK cells outside the liver to avoid hepatic toxicity and drive improved therapeutic window • Earlier clinical studies validated this mode of action: well-tolerated and single-agent activity in heavily pre-treated patients Local activation solution 21 • Despite showing clinical activity, systemically active mAbs caused unmanageable hepatic toxicity and were discontinued Historical challenges of systemic mAbs

4-1BB-based Bispecific Achieved Clinical POC in Early Clinical Studies Acceptable safety profile observed at all doses tested with no dose- limiting toxicities Clinical benefit at active dose levels (≥ 2.5 mg/kg), including confirmed complete response and several confirmed partial responses Dose-dependent immune activation and 4-1BB modulation in both HER2-high and HER2-low expressing patients Durable anti-tumor activity in heavily pre-treated patient population (5+ line on average), including "cold" tumors First 4-1BB-based bispecific in the clinic (cinrebafusp alfa) provided key validation of multi-program 4-1BB franchise 22

PRS-344/S095012: Localized 4-1BB Agonism with PD-L1 Antagonism 23 PRS-344/S095012Candidate Localized 4-1BB agonism with PD-L1 antagonismFunction/MoA N.D.Indications Phase 1 (in co-dev with Servier)Development Full U.S. commercial rights; royalty on ex-U.S. sales Commercial Rights PD-L1-Targeting Antibody 4-1BB-Targeting Anticalin Proteins

PRS-344/S095012: Why 4-1BB/PD-L1

PRS-344/S095012 is designed to activate 4-1BB on tumor-specific T cells when bridging to PD-L1-expressing tumors and dendritic cells

Molecule designed to drive potent 4-1BB agonism with an optimal therapeutic window


PD-L1-Targeting Antibody
4-1BB-Targeting Anticalin Proteins

Affinity	Binds with 5nM affinity to 4-1BB (lower than competitors) with 7-fold higher affinity to PD-L1 (0.6nM)
Valency	Bivalent 4-1BB inactive peripherally but potent activation potential when clustered on PD-L1-positive cells
Geometry and flexibility	Empirically tested multiple bispecific prototypes for best effect with objective of recreating natural immune synapse
4-1BB epitope	Ligand independent to avoid disrupting peripheral immune surveillance (safety) while facilitating ligand engagement when drug-bound (efficacy)

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Financial Overview (as of 6/30/22) 25 non-dilutive capital from partnerships since 2017>$175M $80.9M Cash, Cash Equivalents & Investments $0.00 Debt 74.3M CSO grant announced in 2021>$17M~$17M1 1Calculated based on the June 25, 2021, noon buying rate of €1.00 to U.S. $1.1938

255 State Street Boston, MA 02109 USA Zeppelinstraße 3 85399 Hallbergmoos Germany Nasdaq: PIRS SUPERIOR MEDICINES THROUGH EFFICIENT BIOLOGY IR: kelman@pieris.com BD: bd@pieris.com www.pieris.com